Other Liabilities	12 Months Ended
Dec. 31, 2023
Other Liabilities Disclosure [Abstract]
Other Liabilities	OTHER LIABILITIES

($ millions)	2023	2022
Employee future benefits (Note 24)	527	423
Customer and other deposits	168	107
AROs (Note 3)	163	174
Manufactured gas plant site remediation (1)	94	95
Stock-based compensation plans (Note 20)	82	79
Deferred compensation plan (Note 9)	54	48
Derivatives (Note 26)	48	72
Operating leases (Note 15)	39	34
Mine reclamation obligations (2)	30	39
Retail energy contract (3)	27	33
Other	38	42
	1,270	1,146

(1)    Environmental regulations require Central Hudson to investigate sites at which it or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 8).

(2)    TEP pays ongoing reclamation costs related to two coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator. TEP's share of the reclamation costs is estimated to be $41 million. The present value of the estimated future liability is shown in the table above.

(3)    FortisAlberta has an agreement with a retail energy provider to act as its default retailer to eligible customers under the regulated retail option. As part of this agreement FortisAlberta received an upfront payment which is being amortized to revenue over the eight-year agreement.